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                                                                    EXHIBIT 99.6

                                                                  CONFORMED COPY

                              LETTER OF APPOINTMENT


Dear Diane White

I am writing to confirm your appointment as Buying Director with Aura Books Plc (the "Company"). This letter sets out the terms and conditions of your employment and constitutes your principal statement of employment as required by statute.


Commencement

Your employment with the Company shall begin on 12 March, 1998. The period of continuous employment with the Company began on 17 November, 1983 including your previous employment with Aura Books Plc.


Hours of Work

Your normal hours of work are from 9 a.m. to 5:30 p.m. each day of the week from Monday to Friday (inclusive). Given the seniority of your position, you will however be expected to work such hours as the needs of the business dictate. No payments are made for overtime.


Duties and Place of Work

You will be employed by the Company as Buying Director. You will be responsible to Andrew K. Bailey or such other person as the Company may from time to time nominate.

You will be based initially at Greenford, Middlesex. The Company reserves the right to appoint you to other positions carrying a comparable degree of responsibility and provided that the Company shall not require you to perform substantial services for any Associated Company until after 31st January 1999 (whether within the Company or any Associated Company) and to base you at other locations in the UK whether temporarily or permanently as the needs of the business require provided that the Company shall not be entitled to require you to perform your duties at any location which is not within reasonable daily travelling distance of your main residence at the date of this Agreement.

You will be expected to travel throughout the UK and the rest of Europe and the US in the performance of your duties.



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Obligations

During your employment you shall:

(a)      be responsible for managing the purchasing functions of the Company;

(b) comply with all reasonable requests, instructions and regulations relating to the Company or to an Associated Company made by the Board (or by anyone authorised by it) from time to time;

(c) during your working hours devote the whole of your time and attention and ability to your duties;

(d) work and faithfully serve the Company to the best of your ability and use your best endeavours to promote the interests of the Company; and

(e) not without the written consent of the Company directly or indirectly be engaged, concerned, or interested in any other business whatsoever, provided that you shall not be prohibited from holding by way of investment any securities listed or dealt on the Stock Exchange and comprising not more than 5% of the securities of the class in question. Further, it is hereby specifically agreed that you will be entitled to work for and hold shares in Windguard Limited provided always that it shall take no more than the agreed upon amount of time as directed by the Company from time to time and shall not at any time conflict with your duties to the Company and Associated Companies under this Agreement.


Remuneration

(a) Your annual salary will be(pound)62,338 until 31 March 1998 and thereafter, until review,(pound)68,572. It will accrue on a day to day basis and will be paid in 12 equal installments, monthly in arrears, less any statutory or voluntary deductions by bank transfer, normally on or about the last working day of each month. Such salary is inclusive of any fee to which you may be entitled as a member of the Board or representative of the Employer or any Associated Company. The Company shall review your basic salary with regard to performance but without commitment to increase on 1st April of each year.

(b) In addition to the base remuneration described above, you shall also be eligible for a performance bonus. This bonus is equal to (pound)6,000 and is payable at the end of the fiscal year when net income for the Company meets or exceeds projected expectations. You must be employed at the end of the fiscal year and


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         must not have given or received notice of termination of your employment in order to be eligible to receive the bonus. Please refer to the Bonus Plan for specific details.

(c) The Company shall pay you a guaranteed bonus of (pound)6,000 immediately after the first anniversary of the commencement of this Agreement, providing that, on that date, you have neither given nor received notice or termination of your employment.

(d) The Company shall pay you a further guaranteed bonus of (pound)6,000 immediately after the second anniversary of the commencement of this Agreement, providing that, on that date, you have neither given nor received notice of termination of your employment.

(e) You will be provided with a Saab or other comparable vehicle to carry out your duties effectively. Your car will be replaced at the later of three years or 60,000 miles. Motor taxation, insurance, repairs and expense of running the vehicle will be paid by the Company.

You will at all times strictly observe the instructions issued by the Company governing the insurance and use of the vehicle.


Expenses

With the prior approval of the Company and within such limits as the Company may from time to time lay down, all expenses wholly, exclusively and necessarily incurred by you in carrying out your duties will, on production of appropriate receipts and/or vouchers be reimbursed to you.


Deduction of Money Owed

If at any time money is owed and payable by you to the Company, whether under this letter of appointment or otherwise, it is agreed that the Company may deduct the sum or sums from time to time owed to it from any payment due to you from the Company, howsoever arising.


Holidays

You will be entitled to take 20 working days holiday in each calendar years plus, by arrangement with the other Directors so that one Director is always on duty, those days between Christmas and New Year plus all English public and bank holidays. The


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times at which you take your holiday shall be agreed in advance with Andrew K.
Bailey or such other person as the Company may nominate, and you shall not, in any event, take more than two weeks holiday at any one time.

If in any calendar year you are not employed for the complete year (for example, in your year of leaving the Company's employment) your holiday entitlement will be calculated pro rata based on the completed months of service for the period of the year during which you have been employed. If in any calendar year you are not employed for the complete year (for example, in your year of leaving the Company's employment) your holiday entitlement will be calculated pro rata based on the completed months of service for the period of the year during which you have been employed. Upon termination of your employment your entitlement to accrued holiday pay (which accrues at the rate of 1.66 days per month) shall be calculated on a pr-rata basis in respect of each completed month of service in the calender year in which your employment terminates and the appropriate amount shall be paid to you PROVIDED THAT if you shall have taken more days holiday than your accrued entitlement the Company is hereby authorised to make an appropriate deduction from your final salary payment. The basis for payment and repayment of holiday pay shall be 1/253 of your annual basic salary for each day.

Holidays not taken in one year may not be carried over the following year without specific agreement.

Sickness

You should notify Andrew Bailey or such person as the Company may nominate as soon as possible on the first day of any absence, by telephone, stating the reason for your absence giving an estimate of how long you will be away. If you are unable to call yourself, you should ask someone else to do it for you. If you are absent for longer than a day, you should notify the Company at regular intervals, throughout your period of absence.

If you are absent for less than 7 seven days, you should submit a self-certificate. If you are absent for seven days or more (including weekends and/or public or bank holidays) you must submit a doctor's certificate on your return to work.

Subject to the rules of Statutory Sick Pay, if you are prevented from fully carrying out your duties under your appointment by reason of illness, accident or other incapacity the Company shall pay you your full remuneration hereunder during the first three months of any such absence but thereafter you will only be entitled to Statutory Sick Pay.

Notwithstanding the provision of any permanent health or disability insurance by the Company or any Associated Companies, the Company reserves the right to terminate


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your employment if you are unable to work for any aggregate of [90] days in any
12 month period, through sickness, injury or incapacity.

The Company shall pay subscriptions to BUPA (or such other insurance company offering private medial expenses insurance as you and the Company shall agree) for yourself, your spouse and your dependent children living with you aged 21 or under.

Pension

The Company will pay the employer's contribution to Sun Life. This sum shall be 10% of your basic salary per month, which will be reviewed annually. The Company shall also arrange for such sum per month as you may request to be deducted from your salary and paid into the Scheme.

You are not contracted-out of the State Earnings Related Pension Scheme
("SERPS").

During the continuance of your employment you shall be entitled to be a member of the Aura Books Plc Group Death in Service Scheme which afford life assurance cover for you of an amount equal to four times your basic salary.


Confidentiality

Without prejudice to any other obligations which you have to keep information secret, you shall not, during your employment, or after its termination (except for the purpose of performing your duties) use for your own account or divulge or communicate any of the secrets, confidential knowledge or information or any financial, trading or commercial information related to the Company or any Associated Company or its business or the business of its customers, suppliers, agents, distributors or competitors in any manner whatsoever.


Intellectual Property

Any process or invention which is discovered or made by you during the course of your employment is, and shall be, the absolute property of the Company, including any invention, improvement or design made or processed or information discovered or copyright, trade name or get-up, created, whether capable of being patented or registered or not. Any invention, design, process, etc. shall be disclosed immediately to the Company and you shall execute or procure anything that the Company may reasonably require for the purpose of vesting such property in the Company as the sole owner and protecting its registration on behalf of the Company.



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Nothing in this clause shall be construed as restricting the rights conferred on you by the Copyright, Designs & Patents Act 1988.

Notice Periods

(a) Except in the case of gross misconduct on your part when the Company reserves the right of summary dismissal, the period of notice to be given by each party to the other will be 6 months, such notice period not to expire on or before 31 January 1999.

(b) The Company reserves the right to pay you in lieu of notice, such payment not being more than the fixed salary which you would have received during the notice period.

(c) During any period of notice given by you or the Company to the other, the Company may, at its absolute discretion, require you either to remain away from work on paid leave or provide you with alternative work of a broadly similar nature to the work you normally perform.

(d) The Company may forthwith terminate your employment and ask you to resign if:

         (i) you are guilty of any gross default, negligence, or misconduct in connection with or affecting the business of the Company; or

         (ii) you are in gross breach or non-observance by you or any of the stipulations contained in this letter of appointment; and

         (iii) if you are adjudged bankrupt or make any arrangement with your creditors.


Company property

On the termination of your employment you shall deliver up to the Company all correspondence, documents, lists, disks and other papers (or other means of storing or recording information) and all other property belonging to the Company or any Associated Company which may be in your possession or under your control, and you shall not without the written consent of the Board take any copies thereof.


Grievance and Discipline



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If you have any grievance relating to your employment, you should speak to
Andrew K. Bailey at the earliest opportunity.

You should abide by the rules relating to disciplinary procedure from time to time in force.


Post-Termination Restrictions

(a) You agree that for a period of 12 months from the termination of your employment you will not directly compete with the Company or any Associated Company and you will not:

         (i) either on your own behalf or on behalf of any other firm, person or company, directly or indirectly solicit or interfere with or endeavour to entice away from the Company any person, firm or company who is or was during the 6 months preceding the date of termination a customer or supplier of the Company with whom you personally had significant dealings;

         (ii) either on your own behalf or for any other person firm or company, solicit interfere with or endeavour to entice away from the Company any employee (save for general administrative staff) of the Company with whom you had direct contact during the course of your employment including but not limited to employees with whom you were managerially responsible; and

         (iii) engage as a Director, principal, partner, consultant or accept employment in business or concern of whatever kind which is a competitor of the Company in the United Kingdom. For these purposes "competitor" shall mean an entity carrying on a business which is the same as the business of the Company at the date of termination of this Agreement.

(b) Each of the sub-paragraphs above constitutes an entirely separate, severable and independent restriction on you.

Undertaking

You undertake that you are at liberty to take up employment with the Company and perform all the obligations set out in this letter of appointment without limitation or breach of any obligations or duties you have to a third party.

Governing Law


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This Agreement shall be governed by and interpreted under the laws of England and you and the Company agree to submit to the non-exclusive jurisdiction of the English courts as regards any claim or matter arising in respect of this Agreement


Contents of Agreement

This Agreement sets forth the entire understanding of you and the Company with respect to the subject matter hereof and supersedes all other agreements whether written or oral between you and the company and it may not be changed, modified, or terminated except upon a written amendment executed by Andrew K. Bailey of the Company and you.


Interpretation

(a)      The "Board" shall mean the Board of Directors of the Company.

(b) "Associated Company" shall mean any company which for the time being is:

         (i) a holding company (as defined by Section 736 of the Companies Act 1985) of the company;

         (ii)     Any subsidiary (as defined by Section 736 of the companies Act
                  1985) or any such holding company of the Company

Collective Agreements

There are no collective agreements directly affecting your employment.

If you have any queries on this letter, please speak to me.

Please sign and return the enclosed copy of this letter to signify your agreement to employment on these terms.

If you have any queries on this letter, please do not hesitate to contact me.

Your sincerely,


C TILLINGHURST

I acknowledge receipt of this employment contract and accept that the terms and conditions contained in it apply to my employment with the Company.


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DIANE WHITE

Diane B. White


Date 12 MARCH 1998